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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-4 of NBC Internet, Inc. of our report dated April 16, 1999, except for Note 8 as to which the date is July 15, 1999, relating to the financial statements of LiquidMarket, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


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
                                /S/ PRICEWATERHOUSECOOPERS LLP
                                Woodland Hills, California
                                October 4, 1999
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